UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2013

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-52089	36-4528166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of InVivo Therapeutics Holdings Corp. (the “Company”) held on May 23, 2013 (the “Annual Meeting”), the Company’s shareholders voted on and approved amendments to the Company’s 2010 Equity Incentive Plan (the “Plan”) to (i) increase the number of shares of the Company’s common stock available for issuance under the Plan from 6,500,000 to 11,000,000 shares and (ii) to increase the number of shares of the Company’s common stock that may be granted as awards to any one individual under the Plan during any calendar year from 2,000,000 to 4,000,000 shares. The Plan, as amended, is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2013, the Annual Meeting was held and the following matters were submitted to the Company’s shareholders at the meeting, all of which were approved:

•	the election of one Class II director to hold office for a three-year term ending at the annual meeting of shareholders in 2016;

•	the approval of amendments to the Company’s 2010 Equity Incentive Plan;

•	the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•	the approval, on an advisory basis, of the preferred frequency of holding future advisory votes on named executive officer compensation every three years; and

•	the ratification of the appointment of Wolf & Company, P.C., an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2013.

The number of votes for and against and the number of abstentions and non-votes with respect to each matter are set forth below.

Election of Class II Director

Nominee	For Votes	Withheld Votes	Broker Non-Votes

John A. McCarthy, Jr.	27,397,631	247,958	19,586,572

Approval of Amendments to 2010 Equity Incentive Plan

For	Against	Abstained	Broker Non-Votes

25,217,643	2,300,725	127,221	19,586,572

Approval, on an Advisory Basis, of Named Executive Officer Compensation

For	Against	Abstained	Broker Non-Votes

27,144,158	420,406	81,025	19,586,572

Approval, on an Advisory Basis, of Frequency of Future Advisory Votes on Named Executive Officer Compensation

One Year	Two Years	Three Years	Abstained

3,737,244	865,708	22,934,392	108,245

A majority of the votes cast by shareholders was in line with the recommendation of the Company’s board of directors to hold an advisory vote on the compensation of named executive officers every three years. In light of such vote, the Company will include an advisory vote on the compensation of named executive officers in its proxy materials every three years until the next required advisory vote on the frequency of advisory votes on the compensation of named executive officers.

Ratification of Appointment of Wolf & Company, P.C. as independent auditor

For	Against	Abstained	Broker Non-Votes

46,841,482	292,948	97,731	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	2010 Equity Incentive Plan, as amended (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 19, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: May 28, 2013	By:	/s/ Frank M. Reynolds
Frank M. Reynolds
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	2010 Equity Incentive Plan, as amended (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 19, 2013).